Exhibit (a)(viii)

Login Page:

Welcome

Page:

Make My Election (Step 1 of 4):

Review My Election (Step 2 of 4):

Submit My Elections (Step 3 of 4):

Print Election Confirmation (Sept 4 of 4):

Printable Confirmation Page:

Welcome Page after election is made:

Change Password:

Skullcandy

Equity Award Exchange Program
Offer will open On August 6, 2013;
Expiration date is September 4, 2013 (Unless extended)

Welcome to your Option Exchange Program website!

Please enter your Login ID and password.

If you have misplaced or did not receive your password, please send an email to ExchangeQuestions@skullcandy.com.

Login Id: (Not Case Sensitive)

Password: (Case Sensitive)

ENTER

Skullcandy

Equity Award Exchange Program
Offer will open On August 6, 2013;
Expiration date is September 4, 2013 (Unless extended)

Welcome: **FirstName LastName**

Home Logout Administration

Learn

Click on any of the links below to learn more.

- Offer to Exchange
- FAQs
- Schedule TO - Tender Offer Statement
- Prospectus 2011 Incentive Award Plan
- Amended and Restated 2011 Incentive Award Plan
- Form Option Agreement - 2011 Incentive Award Plan
- Prospectus 2008 Incentive Award Plan
- 2008 Equity Incentive Plan

The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.

Make My Election

You have X days left to elect whether to keep your Eligible Options or exchange some or all of them for New Options.

Make/Change My Election

Need Help?

Contact Skullcandy at ExchangeQuestions@skullcandy.com.

Change Your Password

Skullcandy

Equity Award Exchange Program
Offer will open On August 6, 2013;
Expiration date is September 4, 2013 (Unless extended)

Welcome: **FirstName LastName** — Home Logout Administration

Make My Election (Step 1 of 4)

Indicate your decision to tender your Eligible Options identified below in exchange for new award by selecting the "Yes" choice in the Election column.

If you do not want to tender one or more of your Eligible Options for exchange, select "No" choice in the Election column for those particular options.

If you do not select the "Yes" choice with respect to an Eligible Option, your election with respect to that option will default to "No." In that event, the Eligible Option will not be exchanged.

You may not tender only a portion of an Eligible Option.

Reminder

Before making your election, please ensure that you have reviewed and understand the following documents:

- Offer to Exchange
- FAQs
- Schedule TO - Tender Offer Statement
- Prospectus 2011 Incentive Award Plan
- Amended and Restated 2011 Incentive Award Plan
- Form Option Agreement - 2011 Incentive Award Plan
- Prospectus 2008 Incentive Award Plan
- 2008 Equity Incentive Plan

Original Award						Replacement Award			
Number	Type	Date	Exercise Price ($)	Shares Vested (included in Shares Outstanding amount)	Shares Outstanding	Type	Shares	Shares Vested	Election
	ISO					NQ		0	Yes No
	NQ					NQ		0	Yes No
	NQ					NQ		0	Yes No

Note – The exercise price of the replacement awards will be the closing price of our common stock on the NASDAQ on the replacement option grant date, which is scheduled to be on September 4, 2013, but may be extended.

Cancel | Submit My Election

Need Help?

Contact Skullcandy at
ExchangeQuestions@skullcandy.com.

Skullcandy

Equity Award Exchange Program
Offer will open On August 6, 2013;
Expiration date is September 4, 2013 (Unless extended)

Welcome: **FirstName LastName**

Home Logout Administration

Review My Election (Step 2 of 4)

You have made the following elections with respect to your Eligible Options:

Original Award						Replacement Award			
Number	Type	Date	Exercise Price ($)	Shares Vested (included in Shares Outstanding amount)	Shares Outstanding	Type	Shares	Shares Vested	Election
	ISO					NQ		0	Yes No
	NQ					NQ		0	Yes No
	NQ					NQ		0	Yes No

Cancel | Continue

Need Help?

Contact Skullcandy at
ExchangeQuestions@skullcandy.com.

Skullcandy

Equity Award Exchange Program
Offer will open On August 6, 2013;
Expiration date is September 4, 2013 (Unless extended)

Welcome: **FirstName LastName**

Home Logout Administration

Submit My Elections (Step 3 of 4)

I acknowledge my Election is subject to the terms, conditions and restrictions contained in the Offering Materials.

Email Address: abc@xyz.com
Employee ID: Emp123

An email will be sent to the email address above confirming your election after you select the "I Agree" button.

Cancel

I Agree

Need Help?

Contact Skullcandy at
ExchangeQuestions@skullcandy.com.

Skullcandy

Equity Award Exchange Program
Offer will open On August 6, 2013;
Expiration date is September 4, 2013 (Unless extended)

Welcome: **FirstName LastName** | Home Logout Administration

Print Election Confirmation (Step 4 of 4)

Your election has been recorded as follows:

Original Award						Replacement Award			
Number	Type	Date	Exercise Price ($)	Shares Vested (included in Shares Outstanding amount)	Shares Outstanding	Type	Shares	Shares Vested	Election
	ISO					NQ		0	Yes
	NQ					NQ		0	Yes
	NQ					NQ		0	Yes

Print A Confirmation | Logout | Return To Welcome Page

Home

Skullcandy Option Exchange Program – Election Confirmation

Your election has been recorded as follows:

Name: FirstName LastName
Employee ID # : EMP123
Date: 08/02/2013 11:43:55 AM PT

Original Award						Replacement Award			
Number	Type	Date	Exercise Price ($)	Shares Vested (included in Shares Outstanding amount)	Shares Outstanding	Type	Shares	Shares Vested	Election
	ISO					NQ			Yes
	NQ					NQ			Yes
	NQ					NQ			Yes

If you have submitted your election electronincally, we strongly encourage you to print this page and keep it for your records.

Skullcandy

Equity Award Exchange Program
Offer will open On August 6, 2013;
Expiration date is September 4, 2013 (Unless extended)

Welcome: **FirstName LastName**

Home Logout Administration

Learn

Click on any of the links below to learn more.

- Offer to Exchange
- FAQs
- Schedule TO - Tender Offer Statement
- Prospectus 2011 Incentive Award Plan
- Amended and Restated 2011 Incentive Award Plan
- Form Option Agreement - 2011 Incentive Award Plan
- Prospectus 2008 Incentive Award Plan
- 2008 Equity Incentive Plan

The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.

Make My Election

You have X days left to elect whether to keep your Eligible Options or exchange some or all of them for New Options.

Make/Change My Election

Print My Election Confirmation

Need Help?

Contact Skullcandy at ExchangeQuestions@skullcandy.com.

Change Your Password

Skullcandy

Equity Award Exchange Program
Offer will open On August 6, 2013;
Expiration date is September 4, 2013 (Unless extended)

Welcome: **FirstName LastName** | Home Logout Administration

To change your password, fill in the fields below and then click "Update". Note that your new password must be at least 8 characters long and contain 3 of the following: an upper case letter, a lower case letter, a number, or a special character.

Enter Login Id: ____________

Enter Old Password: ____________

Enter New Password: ____________

Re-enter New Password: ____________

Update